SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Second Amendment”) is made and entered into as of the 21st day of December, 2012, by and among:
(i)    UNITED FIRE & CASUALTY COMPANY, an Iowa corporation, and its successors and permitted assigns (the “Borrower”);

(ii)    THE FINANCIAL INSTITUTIONS as signatory lender parties hereto and their successors and assigns (collectively, the “Lenders”, with each individually a “Lender”); and

(iii)    KEYBANK NATIONAL ASSOCIATION, a national banking association, in its capacities as “Administrative Agent”, “Letter of Credit Issuer” and “Swingline Lender” under the Credit Agreement (defined below), and its respective successors and assigns.
Recitals:
A.    The Borrower, the Lenders, the Letter of Credit Issuer, the Swingline Lender and the Administrative Agent and certain other parties are the parties to that certain Credit Agreement dated as of December 22, 2011, as amended by a First Amendment thereto dated January 26, 2012 (collectively, the “Credit Agreement”), pursuant to which, inter alia, the Lenders agreed, subject to the terms and conditions thereof, to advance Loans (as this and other capitalized terms used herein and not otherwise defined herein are defined in the Credit Agreement) to the Borrower; and the Letter of Credit Issuer agreed, subject to the terms and conditions thereof, to issue Letters of Credit.
B.    The Borrower has requested certain modifications to the Credit Agreement; and, subject to the terms and conditions of this Second Amendment, the Lender Parties have agreed to grant such request.
Agreements:
NOW, THEREFORE, in consideration of the foregoing Recitals and the mutual agreements hereinafter set forth, the Borrower, the Lenders, and the Administrative Agent, intending to be legally bound, hereby agree as follows:
1.    Amendments to Credit Agreement. Subject to the terms and conditions of this Second Amendment, including, without limitation, Paragraph 2, below:

(a)    Clause (i) of the definition of “Holding Assumption Conditions” in Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended and restated in its entirety to provide as follows:

(i)    United Fire shall have delivered to the Administrative Agent evidence reasonably satisfactory to the Administrative Agent that as of the Fiscal Quarter of United Fire most recently ended prior to the Holding Assumption Transaction, Qualifying Subsidiaries had, on a combined basis, Statutory Surplus of not less than $200,000,000 in the aggregate;
(b)    The definitions of “Facility Guarantor”, “Holding Assumption Transaction” and “Statutory Surplus” in Section 1.01 (Defined Terms) of the Credit Agreement are hereby amended and restated in their entirety to provide, respectively, as follows:
“Facility Guarantor” means any Person who has executed and delivered a Guarantee for the benefit of any or all of the Lender Parties of the Debt and other obligations the Borrower under the Loan Documents, including, without limitation, from and after the consummation of the Permitted Reorganization and until, if ever, the consummation of the Holding Assumption Transaction, Holding, and the respective successors and permitted assigns of each.
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“Holding Assumption Transaction” means, subject to the satisfaction of each and every Holding Assumption Condition, the assignment and transfer by United Fire, and the acceptance, assumption and agreement by Holding to pay and perform, all of the Debt, covenants, representations, warranties and other obligations of United Fire as the “Borrower” under and pursuant to the Credit Agreement and of United Fire under and pursuant to each of the other Loan Documents to which United Fire is a party or by which United Fire or any of its property is bound.
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“Statutory Surplus” means, as at any date for any Insurance Company, the aggregate amount of surplus as regards policyholders (determined without duplication in accordance with SAP) of such Insurance Company, as set forth on page 3, line 37, of the most recent Statutory Statement of such Insurance Company (for its fiscal year ending December 31, 2011 or the equivalent page, line, or statement, to the extent that any thereof is modified or replaced for subsequent fiscal years).
(c)    The following new defined terms are added to Section 1.01 (Defined Terms) of the Credit Agreement in the appropriate alphabetical order:

“Aggregate Qualifying Dividends” means, on any day during a Fiscal Year, an amount equal to the aggregate Permitted Annual Ordinary Dividends for such Fiscal Year of all Qualifying Subsidiaries.
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“Dividend Ratio” means, as of the end of any Fiscal Quarter, the ratio of (i) the Borrower's Consolidated Debt (of the type described in any or all of clauses (a), (b), (c), (d), (e), (h) and (i) of the definition of “Debt”) to (ii) Aggregate Qualifying Dividends for the Fiscal Year in which such Fiscal Quarter falls; provided, however, that, solely for the purpose of determining satisfaction of the condition contained in Section 4.2(e) hereof, (a) such ratio shall be determined as of the end of the Fiscal Quarter most recently ended for which the Borrower is required to have delivered financial statements pursuant to Section 5.01 hereof, and (b) the portion of Consolidated Debt that consists of the Loans, the Swingline Loans and the LC Exposure shall be deemed to be the Total Outstanding Amount as of the date of the Borrowing, Swingline Loan or issuance, amendment, renewal or extension of a Letter of Credit for which such satisfaction is required, after giving effect to such Borrowing, Swingline Loan or issuance, amendment, renewal or extension of a Letter of Credit.
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“Permitted Annual Ordinary Dividends” means, with respect to a Fiscal Year and any Qualifying Subsidiary, the total amount of ordinary dividends or distributions (that is, a dividend or distribution that is not an “extraordinary dividend or distribution” under its Applicable Insurance Code) that such Qualifying Subsidiary would be entitled to make during such Fiscal Year pursuant to the Applicable Insurance Code of such Qualifying Subsidiary; provided, however, that with respect to any such Qualifying Subsidiary, Permitted Annual Ordinary Dividends shall exclude the amount of any dividends or distributions which may not be paid or made during such Fiscal Year because of (a) a written agreement with or undertaking given to the Applicable Insurance Regulatory Authority or other applicable Governmental Authority, (b) an order, decree, or judgment issued or obtained by or at the instance of the Applicable Insurance Regulatory Authority or other applicable Governmental Authority, (c) a written instruction or directive issued by the Applicable Insurance Regulatory Authority or other applicable Governmental Authority, or (d) a financial examination report issued by or on behalf of the Applicable Insurance Regulatory Authority or other applicable Governmental Authority, in each case which reduces or adjusts such Qualifying Subsidiary's Statutory Surplus or makes other financial statement adjustments that decrease, or if given effect would decrease, the amount or portion of Permitted Annual Ordinary Dividends of such Qualifying Subsidiary in question which it may or could declare or pay.
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“Qualifying Subsidiary” means either (a) a direct Wholly Owned Subsidiary of Holding that is an Insurance Company or (b) an indirect Wholly Owned Subsidiary of Holding that is an Insurance Company, each direct and indirect parent of which (other than Holding) is a Wholly Owned Subsidiary of Holding that is not an Insurance Company.
(d)    Section 4.02 (Conditions to Initial Utilization and Each Subsequent Utilization) of the Credit Agreement is hereby amended and restated in its entirety to provide as follows:

Section 4.02.    Conditions to Initial Utilization and Each Subsequent Utilization. The obligation of each Lender to make a Loan on the occasion of any Borrowing (including the initial Borrowing), the obligation of the Swingline Lender to make any Swingline Loan (including the initial Swingline Loan, if such initial Swingline Loan is made prior to the occasion of the initial

Borrowing and the issuance of the initial Letters of Credit), and the obligation of any Letter of Credit Issuer to issue, amend, renew or extend any Letter of Credit (including the initial Letters of Credit, if such initial Letters of Credit are issued prior to the occasion of the initial Borrowing and the making of the initial Swingline Loan), is each subject to receipt of the Borrower's request therefor in accordance herewith and to the satisfaction of the following conditions:
(a)    The Effective Date shall have occurred.
(b)    Immediately before and immediately after giving effect to such Borrowing, Swingline Loan or issuance, amendment, renewal or extension of such Letter of Credit, as applicable, no Default shall have occurred and be continuing.
(c)    The representations and warranties of the Borrower set forth in the Loan Documents shall be true in all material respects on and as of the date of such Borrowing or Swingline Loan or the date of issuance, amendment, renewal or extension of such Letter of Credit, as applicable; provided that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to such qualification therein) in all respects as of such date.
(d)    Immediately before and after such Borrowing or Swingline Loan is made, or a Letter of Credit is issued, amended, renewed or extended, as applicable, the Total Outstanding Amount will not exceed the Total Commitment.
(e)    If such Borrowing, Swingline Loan or issuance, amendment, renewal or extension of such Letter of Credit, as applicable, occurs at any time after the consummation of the Holding Assumption Transaction, after giving pro forma effect to such Borrowing, Swingline Loan or issuance, amendment, renewal or extension of such Letter of Credit, as applicable, the Dividend Ratio shall not be greater than 3.00 to 1.
Each Borrowing, each Swingline Loan and each issuance, amendment, renewal or extension of a Letter of Credit shall be deemed to constitute a representation and warranty by the Borrower on the date thereof as to the matters specified in clauses (b), (c), (d) and, if then applicable, (e) of this Section.
(e)    The following provision is hereby added to the end of Article 6 (Negative Covenants) of the Credit Agreement as a new Section 6.16 thereof:

Section 6.16.    Dividend Ratio. The Borrower shall not, as of the end of any Fiscal Quarter ending after the consummation of the Holding Assumption Transaction (each a “Test Date”), permit the Dividend Ratio to be greater than 3.00 to 1; provided, however, that (a) if the Borrower fails to perform the foregoing covenant as of a Test Date, an Event of Default shall be deemed not to occur under this Section 6.16 until (i) with respect to the Test Date that is the last day of a Fiscal Year, the date that is ninety (90) days after such Test Date and (ii) with respect to each other Test Date, the date that is forty-five (45) days after such Test Date and (b) such Default shall be deemed not to occur if, prior to the expiration of such, as applicable, 90-day period or 45-day period, the Borrower pays to the Administrative Agent, for ratable application to the principal of the Loans, a principal prepayment in an amount that is not less than the amount by which Consolidated Debt as of the Test Date would have to be reduced in order to cause the Dividend Ratio as of such Test Date not to be greater than 3.00 to 1.
2.    Amendment Effective Date; Conditions Precedent. The amendments set forth in Paragraph 1, above, shall not be effective unless and until the date on which all of the following conditions precedent have been satisfied (such date of effectiveness being the “Second Amendment Effective Date”):
(a)    Officer's Certificate. On the Second Amendment Effective Date, after giving effect to the amendments set forth in Paragraph 1, above, (i) there shall exist no Default, and a Financial Officer or other executive officer of the Borrower, on behalf of the Borrower, shall have delivered to the Administrative Agent written confirmation thereof dated as of the Second Amendment Effective Date, and (ii) the representations and warranties of the Borrower under Article 3 of the Credit Agreement shall have been reaffirmed in writing as being true and correct in all material respects as of the Second Amendment Effective Date (unless and to the extent that any such representation and warranty is stated to relate solely to an earlier date, in which case such representation and warranty shall have been true and correct in all material respects as of such earlier date).
(b)    Second Amendment. The Administrative Agent or the Special Counsel (defined below) shall have received from the Borrower and the Required Lenders either (i) a counterpart of this Second Amendment signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy or email transmission of a signed signature page of this Second Amendment) that such party has signed a counterpart of this Second Amendment.
(c)    Corporate Authorization. The Borrower shall have delivered to the Administrative Agent a copy, certified by its Secretary or Assistant Secretary, of its Board of Directors' resolutions authorizing the execution and delivery of this Second Amendment and the transactions contemplated hereby.
(d)    Holding Guaranty Confirmation. Holding shall have executed and delivered the confirmation of its Guarantee attached hereto.
(e)    Agent Expenses. The Borrower shall have paid or caused to be paid to the Administrative Agent all fees and other amounts due and payable on or prior to the Second Amendment Effective Date,

including, to the extent invoiced, reimbursement or payment of all reasonable out-of-pocket expenses (including fees, charges and disbursements of the Special Counsel) required to be reimbursed or paid by the Borrower hereunder, under any other Loan Document or under said fee letter agreement.
(f)    Legal Matters. All legal matters incident to this Second Amendment and the consummation of the transactions contemplated hereby shall be reasonably satisfactory to Squire Sanders (US) LLP, Cleveland, Ohio, special counsel to the Administrative Agent (the “Special Counsel”).
Notwithstanding the foregoing, if the Second Amendment Effective Date has not occurred on or before December 31, 2012, this Second Amendment (other than Paragraph 5 hereof, which shall be and remain effective in any event) shall not become effective and shall be deemed of no further force and effect.
3.    No Modifications. Except as expressly provided in this Second Amendment, all of the terms and conditions of the Credit Agreement and the other Loan Documents remain unchanged and in full force and effect.
4.    Confirmation of Obligations; Release. The Borrower hereby affirms as of the date hereof all of its respective Debt and other obligations to each of the Lender Parties under and pursuant to the Credit Agreement and each of the other Loan Documents and that such Debt and other obligations are owed to each of the Lender Parties according to their respective terms. The Borrower hereby affirms as of the date hereof that there are no claims or defenses to the enforcement by the Lender Parties of the Debt and other obligations of the Borrower to each of them under and pursuant to the Credit Agreement or any of the other Loan Documents.
5.    Administrative Agent's Expense. The Borrower agrees to reimburse the Administrative Agent promptly for its reasonable invoiced out-of-pocket costs and expenses incurred in connection with this Second Amendment and the transactions contemplated hereby, including, without limitation, the reasonable fees and expenses of the Special Counsel.
6.    Governing Law; Binding Effect. THIS SECOND AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF

NEW YORK AND SHALL BE BINDING UPON AND INURE TO THE BENEFIT OF THE BORROWER, THE LENDERS AND THE ADMINISTRATIVE AGENT AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS.
7.    Counterparts. This Second Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts shall constitute one and the same instrument, and all signatures need not appear on any one counterpart. Any party hereto may execute and deliver a counterpart of this Second Amendment by delivering by facsimile or email transmission a signature page of this Second Amendment signed by such party, and any such facsimile or email signature shall be treated in all respects as having the same effect as an original signature. Any party delivering by facsimile or email transmission a counterpart executed by it shall promptly thereafter also deliver a manually signed counterpart of this Second Amendment.
8.    Miscellaneous.
(a)    Upon the effectiveness of this Second Amendment, this Second Amendment shall be a Loan Document.
(b)    The invalidity, illegality, or unenforceability of any provision in or Obligation under this Second Amendment in any jurisdiction shall not affect or impair the validity, legality, or enforceability of the remaining provisions or obligations under this Second Amendment or of such provision or obligation in any other jurisdiction.
(c)    This Second Amendment and all other agreements and documents executed in connection herewith have been prepared through the joint efforts of all of the parties. Neither the provisions of this Second Amendment or any such other agreements and documents nor any alleged ambiguity shall be interpreted or resolved against any party on the ground that such party's counsel drafted this Second Amendment or such other agreements and documents, or based on any other rule of strict construction. Each of the parties hereto represents and declares that such party has carefully read this Second Amendment and all other agreements and documents executed in connection herewith and therewith, and that such party knows the contents thereof and signs the same freely and voluntarily. The parties hereby acknowledge that they have been represented by legal counsel of their own choosing in negotiations for and preparation of this Second Amendment and all other agreements and documents executed in connection therewith and that each of them has read the same and had their contents fully explained by such counsel and is fully aware of their contents and legal effect.
9.    Waiver of Jury Trial.     EACH OF THE PARTIES TO THIS SECOND AMENDMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS SECOND AMENDMENT, OR OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY HERETO HEREBY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEE TO ENFORCE THE FOREGOING WAIVER, AND (B) ACKNOWLEDGES THAT IT AN THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS SECOND AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATION IN THIS SECTION.

[No additional provisions are on this page; the page next following is the signature page.]

IN WITNESS WHEREOF, the Borrower, the Lenders and the Administrative Agent have hereunto set their hands as of the date first above written.

BORROWER

UNITED FIRE & CASUALTY COMPANY

By:    /s/ Randy A. Ramlo
Randy A. Ramlo, President/Chief Executive Officer

ADMINISTRATIVE AGENT, ET AL.

KEYBANK NATIONAL ASSOCIATION, as Administrative Agent, Swingline Lender and Letter of Credit Issuer

By:    /s/ James Cribbet
James Cribbet, SVP

LENDERS

KEYBANK NATIONAL ASSOCIATION,
as Lender

By:    /s/ James Cribbet
James Cribbet, SVP

[Lender Signatures Continued]

BANKERS TRUST COMPANY, as Lender

By:     /s/ Patrick Deignan
Name: Patrick Deignan
Title: EVP

[Lender Signatures Continued]

THE NORTHERN TRUST COMPANY, as Lender

By:     /s/ Karen Czys
Name: Karen Czys
Title: Second Vice President

[Lender Signatures Continued]

CEDAR RAPIDS BANK AND TRUST COMPANY, as Lender

By:     /s/ Patricia L. Ellison
Name: Patricia L. Ellison
Title: Senior Vice President

ACKNOWLEDGMENT AND CONFIRMATION
The undersigned Facility Guarantor hereby acknowledges receipt and accepts and agrees to the terms of the foregoing Second Amendment to Credit Agreement of even date herewith (the “Second Amendment”). Such Facility Guarantor hereby affirms all of its liabilities and obligations to the Lenders, the Letter of Credit Issuer and the Administrative Agent under its Continuing Guaranty of Payment dated February 1, 2012 and that such liabilities and obligations are owed to the Lenders, the Letter of Credit Issuer and the Administrative Agent according to the terms thereof and are unaffected by the Second Amendment.
This Acknowledgment and Confirmation shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of laws.
THE UNDERSIGNED FACILITY GUARANTOR HEREBY JOINS IN THE WAIVER OF JURY TRIAL SET FORTH IN SECTION 9 OF THE SECOND AMENDMENT.
Executed as of December 21, 2012.
UNITED FIRE GROUP, INC.

By /s/ Randy A. Ramlo
Name: Randy A. Ramlo
Title: President/Chief Executive Officer